ACQUISITION OF ROEBLING FINANCIAL CORP, INC.	12 Months Ended
Dec. 31, 2013
ACQUISITION OF ROEBLING FINANCIAL CORP, INC. [Abstract]
ACQUISITION OF ROEBLING FINANCIAL CORP, INC.
NOTE 3 — ACQUISITION OF ROEBLING FINANCIAL CORP, INC.

On July 2, 2013, the Company closed on a merger transaction pursuant to which the Company acquired Roebling Financial Corp, Inc. (“Roebling”), the parent company of Roebling Bank, in a stock and cash transaction.

Under the terms of the merger agreement, the Company acquired all of the outstanding shares of Roebling for a total purchase price of approximately $14.9 million.  As a result of the acquisition, the Company issued 306,873 common shares to former shareholders of Roebling. As a result of the merger, Roebling was merged with and into the Company, and Roebling Bank was merged with and into 3rd Fed.

The following table summarizes the purchase of Roebling as of July 2, 2013:

	At July 2, 2013
	(in thousands, except shares and per share data)
Purchase Price Consideration in Common Stock
Roebling common shares settled for stock	843,058
Exchange Ratio	0.364
TF Financial Corporation shares issued	306,873
Value assigned to TF Financial Corporation common share	$25.00
Purchase price assigned to Roebling common shares exchanged for TF Financial common shares		$7,672

Purchase Price Consideration - Cash for Common Stock
Roebling shares exchanged for cash	843,478
Purchase price paid to each Roebling common share exchanged for cash	$8.60
Purchase price assigned to Roebling common shares exchanged for cash		7,254

Total Purchase Price		14,926

Net Assets Acquired:

Roebling shareholders’ equity	$16,461

Adjustments to reflect assets acquired at fair value:
Investments	2
Loans
Interest rate	932
General credit	(1,069)
Specific credit - non-amortizing	(325)
Specific credit - amortizing	(198)
Eliminate allowance for loan losses	1,214
Core deposit intangible	553
Owned premises	(976)
Leased premises contracts	33
Deferred tax assets	(276)
Other assets	186
Adjustments to reflect liabilities acquired at fair value:
Time deposits	(440)
FHLB advances	(51)
		16,046
Purchase gain resulting from acquisition		$1,120

The following condensed statement reflects the values assigned to Roebling’s net assets as of the acquisition date:

	At July 2, 2013
	(in thousands)

Total purchase price		$14,926

Net assets acquired:
Cash	$4,081
Investment securities	37,339
Loans receivable	102,026
Premises and equipment	2,154
Core deposit intangible	553
Other assets	2,531
Time deposits	(49,061)
Deposits other than time deposits	(78,689)
Other liabilities	(4,888)
		16,046
Purchase gain on acquisition		$1,120

The acquired assets and assumed liabilities were measured at estimated fair values. Management made certain estimates and exercised judgment in accounting for the acquisition.  The following is a description of the methods used to determine fair value of significant assets and liabilities at the acquisition date:

Cash and cash equivalents — The Company acquired $4.1 million in cash and cash equivalents, which management deemed to reflect fair value based on the short term nature of the asset.

Investment Securities — The Company acquired $37.3 million in U.S. Government and federal agency and mortgage-backed securities that were recorded at fair value. Please refer to Note 18 - Fair Value Measurements and Fair Value of Financial Instruments for a discussion of methodologies used to determine fair value.

Loans — The Company acquired $102.0 million in loans receivable with and without evidence of credit quality deterioration. The loans consisted of residential mortgage loans, consumer loans which include second mortgage loans and home equity secured lines of credit, commercial real estate loans, and other consumer loans.

At the acquisition date, the Company recorded $101.2 million of loans receivable without evidence of credit quality deterioration and $797,000 of loans acquired with evidence of credit quality deterioration. The following table reflects the composition of the loans receivable acquired:

	At July 2, 2013
	Loans acquired with no credit quality deterioration	Loans acquired loans with credit quality deterioration	Total
	(in thousands)
Residential
Residential mortgages	$54,965	$21	$54,986
Commercial
Real estate-commercial	13,262	—	13,262
Real estate-residential	5,143	356	5,499
Real estate-multi-family	1,595	331	1,926
Commercial and industrial loans	308	—	308
Consumer
Home equity and second mortgage	25,847	89	25,936
Other consumer	109	—	109
Total	$101,229	$797	$102,026

The Company estimated the general credit risk fair value adjustment based on guidance from ASC 820-10, Fair Value Measurements which defines fair value as the price which would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. There is no active observable market for sale information on community bank loans and thus Level 3 fair value procedures were utilized, primarily the use of present value techniques incorporating assumptions which market participants would use in estimating fair values. In the absence of reliable market information, the Company used its own assumptions in an effort to determine a reasonable estimate of fair value. Loans acquired without credit quality deterioration were evaluated using a two-part general credit fair value analysis for all loan groups: 1) expected lifetime credit migration losses and 2) estimated fair value adjustment for qualitative factors. A decrease of $1.1 million was made to reflect a general credit risk fair value. Additionally, the Company recorded an increase of $932,000 to reflect the fair value of loans based on current interest rates on loans similar to those acquired.

A specific credit fair value adjustment was made as prescribed by ASC 310-30, Loans and Debt Securities Acquired with Deteriorated Credit Quality. Accordingly, the Company reviewed the Roebling loan portfolio on a loan by loan basis to determine whether loans met the definition of credit impaired as set forth in ASC 310-30. Specifically: 1) Had there been credit deterioration from the loan's inception until the acquisition date and 2) Is it probable that not all of the contractual cash flows will be collected on the loan. Based on this analysis, loans with a principal balance of $1.3 million were identified as being within the scope of ASC 310-30. The Company estimated the cash flows on each loan whether from expected monthly payments or from the liquidation of the underlying collateral on collateral dependent loans. As a result, an adjustment of $325,000 was recorded to reflect the fair value of the loans. Additionally, the aggregate expected cash flows less the acquisition date fair value resulted in an accretable yield amount of $198,000.

Premises and equipment, net — The fair value of land and buildings acquired in the Roebling merger totaled $2.2 million. The fair value as of the acquisition date was determined by an independent qualified appraiser.

Core deposit intangible — The Company recorded a core deposit intangible of $553,000. A core deposit intangible arises from a financial institution having a deposit base comprised of stable customer relationships. These deposits are generally at interest rates or on terms that are favorable to the financial institution. Fair value of the core deposit intangible was estimated based on guidance from ASC 820-10. There is no active observable market or sales information on community bank core deposits and thus Level 3 fair value procedures were utilized, primarily the use of the income approach which is based on an analysis of the expected after tax cash flow benefits of the acquired core deposits versus the cost of utilizing an alternative source (brokered deposits) for funding. Core deposits exclude certificates of deposit, which the Company judged to be non-core deposits. The cost of core deposits incorporated estimates of the costs of maintaining and supporting the deposits such as interest, branch expenses, personnel, and data processing. This cost was compared to the alternative funding source and the resulting economic benefit was discounted over the expected life of the acquired core deposits using a long-term market-based after tax rate of return.

Core deposit intangibles are amortized over the expected useful lives. Such lives are also periodically reassessed to determine if any amortization period adjustments are required. During the year ended December 31, 2013, no such adjustments were recorded. The gross carrying amount of the core deposit intangible at December 31, 2013 was $503,000 with $50,000 accumulated amortization as of that date.

As of December 31, 2013, the remaining estimated future amortization expense for the core deposit was as follows:

At December 31, 2013
(in thousands)
2014	$96
2015	86
2016	75
2017	65
2018	55
2019	45
2020	35
2021	25
2022	15
2023	6
$503

Deposits — The Company assumed $127.8 million in deposits which included $49.1 million of interest-bearing time deposits ("CDs"). An increase of $440,000 was made to reflect the fair value of the CDs. This fair value adjustment is based on guidance derived from ASC 820-10 and is based on current market interest rates on CDs of the same remaining maturity as Roebling's CDs. Market rates were obtained from independent third party sources for CDs offered in New Jersey on or about the acquisition date.

Results of operations for Roebling prior to the acquisition date are not included in the Consolidated Statements of Income for the year ended December 31, 2013. The following table presents financial information regarding the former Roebling operations included in the Consolidated Statements of Income from the date of acquisition through December 31, 2013 under the column “Actual from acquisition date through December 31, 2013”.

Actual from acquisition date
through December 31, 2013
(in thousands)
Net interest income	$2,192
Noninterest income	210
Net income	291

In addition, the following table presents unaudited pro forma information as if the acquisition of Roebling had occurred on January 1, 2012 under the “Pro Forma” columns. The table below has been prepared for comparative purposes only and is not necessarily indicative of the actual results that would have been attained had the acquisition occurred as of the beginning of the periods presented, nor is it indicative of future results. Furthermore, the unaudited pro forma information does not reflect management’s estimate of any revenue-enhancing opportunities nor anticipated cost savings as a result of the integration and consolidation of the acquisition. Merger and acquisition integration costs and amortization of fair value adjustments net of the related income tax effects are included in the amounts below, but any purchase gain has been excluded.

	Proformas (Unaudited)
	For the years ended December 31,
	2013	2012
	(In thousands, except per share data)
Net interest income	$28,855	$29,589
Noninterest income	5,365	4,621
Net income	5,463	5,616
Pro forma earnings per share:
Basic	$1.70	$1.85
Diluted	$1.70	$1.85